SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2002

Healthcare Realty Trust Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-11852	62-1507028
(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Avenue
Suite 700
Nashville, Tennessee	37203
(Address of Principal Executive Offices)	(Zip Code)

(615) 269-8175
(Registrant’s Telephone Number, including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURES
SECTION 906 CERTIFICATION OF THE CFO AND CEO

Item 9. Regulation FD Disclosure.

     On August 14, 2002, Healthcare Realty Trust Incorporated (the “Registrant”) filed with the Securities and Exchange Commission its Report on Form 10-Q for the quarter ended June 30, 2002 (the “Report”). Accompanying the Report was a certification of the Registrant’s Chief Executive Officer and Chief Financial Officer provided to comply with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of this certification is attached as an exhibit to this report.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit No.	Description

99.1	Certification of the Chief Executive Officer and Chief Financial Officer of Healthcare Realty Trust Incorporated Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED

By:	/s/ Timothy G. Wallace Timothy G. Wallace Executive Vice President and Chief Financial Officer

Date: August 14, 2002